UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934, as Amended

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Section 240.14a-12

RIOT PLATFORMS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V44699-P10151 BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O RIOT PLATFORMS, INC. 3855 AMBROSIA STREET, SUITE 301 CASTLE ROCK, CO 80109 RIOT PLATFORMS, INC. 2024 Annual Meeting Vote by June 11, 2024 11:59 PM ET You invested in RIOT PLATFORMS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 12, 2024. Vote Virtually at the Meeting* June 12, 2024 10:00 AM Eastern Time Virtually at: www.virtualstockholdermeeting.com/RIOT2024 *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Notice and Proxy Statement and 2023 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V44700-P10151 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Benjamin Yi For 1b. Jason Les For 2. Ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm. For 3. Approval, on an advisory basis, of the compensation of the Named Executive Officers as disclosed in the Proxy Statement. For 4. Approval to amend the Articles of Incorporation of Riot Platforms, Inc. to increase the number of shares of common stock authorized for issuance. For 5. Approval of the Sixth Amendment to the Company’s 2019 Equity Incentive Plan to increase the number of shares reserved for issuance. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.